UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d2-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d2-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

On October 13, 2005 Plains Exploration & Production Company (PXP) issued a press release announcing the expected earnings impact in the third quarter of 2005 from mark-to-market derivative transactions and stock based compensation. The Company also announced estimated third quarter oil and gas production volumes and provided an update on the effects of Hurricanes Katrina and Rita on the Company’s operations and production. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information presented herein under Item 2.02 and Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1 – Press release dated October 13, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: October 13, 2005	/s/ Cynthia A. Feeback
Cynthia A. Feeback
Vice President, Controller and Chief Accounting Officer

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